UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                October 17, 2008

                         CHINA ORGANIC AGRICULTURE, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)

       333-129355                                         20-3505071
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(Commission File Number)                       (IRS Employer Identification No.)

                  Dalian City, Zhongshan District, Youhao Road
                       Manhattan Building #1, Suite # 1511
                   Dalian City, Liaoning Province, P.R. China
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  310 441-9777
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 7--Regulation FD

Item 7.01. Regulation FD Disclosure.

On October 17, 2008, CNOA issued a press release announcing the Company's strategic initiatives for 2008 and beyond. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On October 22, 2008, CNOA issued a press release announcing the acquisition of the "Xiaoxinganling" trademark and the Company's plans to enter distribution of Soybeans, Kidney beans and Mushrooms. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

      The information in the aforementioned press releases is being furnished pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in the press releases shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.


Item 9.01. Exhibits.

Exhibit 99.1. Press Release: "China Organic Agriculture CEO Jinsong Li Announces
                             Strategic Initiatives for 2008 and Beyond.
                             Strategic Initiatives to Capitalize on High Growth Opportunities In Diversified Chinese and Asian Food Markets"

Exhibit 99.2. Press Release: "China Organic Agriculture Acquires
                             "Xiaoxinganling" Trademark, Announces Plans to Enter Distribution of Soybeans, Kidney Beans and Mushrooms"

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2008                          China Organic Agriculture, Inc.


                                                Name:  /s/ Jinsong Li
                                                       -------------------------
                                                       Jinsong Li
                                                Title: Chief Executive Officer